EXHIBIT 10.4

                                 PROMISSORY NOTE

                                       AND

                                 LOAN AGREEMENT

                                     BETWEEN

                             OLYMPUS LEASING COMPANY

                                       AND

                            SIGN MEDIA SYSTEMS, INC.

PROMISSORY NOTE

$1,000,000                                                   Sarasota, Florida
                                                             January 3, 2003

         FOR VALUE RECEIVED, Sign Media Systems, Inc., a Florida Corporation (the "Borrower"), promises to pay to the order of Olympus Leasing Company a Florida corporation ("Lender"), during regular business hours at Lender's office at 4744 Spinnaker Drive, Bradenton, FL 34208 or such other place as Lender may from time to time designate, the principal sum of One Million and No/100 Dollars ("Loan"), or so much thereof as may be advanced or re-advanced to Borrower by Lender under the Loan and Security Agreement between Borrower and Lender of even date herewith ("Loan Agreement"), with interest thereon at the rate or rates specified below until paid in full, and any and all other sums which may be owing to Lender by Borrower pursuant to this Promissory Note ("Note"), in accordance with the provisions set forth herein. This Note is secured by the security interest granted in the Loan Agreement. This Note evidences a revolving line of credit.

1.       PRIMARY BUSINESS TERMS

         1.1. Maturity Date. The final and absolute maturity date of this Note ("Maturity Date") shall be January 3, 2006, provided, however, if Borrower requests one or more advances (each an "Advance") of proceeds of the Loan ("Loan Proceeds") within the last ninety (90) days prior to the Maturity Date, the Maturity Date for such Advances ("Late Advance") shall be extended; provided further, however, such Late Advance is to be repaid within ninety (90) days of the date of such Late Advance.

         1.2. Interest Rate. From the date of this Note until all sums owed on this Note are paid in full, interest shall accrue on the principal balance outstanding under this Note at Eighteen percent (18%) per annum.

         1.3. Payment. Borrower shall make a payment to Lender of accrued and unpaid interest only on February 1, 2003, and on the first calendar day of each succeeding calendar quarter. Except as provided for in this Section 1.3, on the Maturity Date, Borrower shall pay in full all sums due under this Note, including principal, interest, charges and fees. If Borrower has requested a Late Advance, Borrower shall make a payment of interest on such Late Advance on the first day of each month after such Late Advance and the Maturity Date for such Late Advances shall be ninety (90) days after the date of the Late Advance; on the Maturity Date for such Late Advance, Borrower shall pay in full all sums due under this Note for such Late Advance, including principal, interest, charges and fees. All payments made under this Note shall be made by such form of check, draft or other instrument as may be approved from time to time by Lender, and shall be payable in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. All payments made under this Note shall be applied first to late charges or other sums owed to Lender, next to accrued interest, and then to principal, or in such other order or proportion as Lender, in Lender's sole discretion, may elect from time to time.

         1.4. Late Charge. If any payment due under this Note is not received by Lender within fifteen (15) calendar days after its due date, Borrower shall pay a late charge equal to 5% of the amount then due.

         1.5. Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without premium or additional interest. All prepayments shall be applied to principal in the inverse order of scheduled maturities.

2.       DEFAULT AND REMEDIES

         2.1. Events of Default. Each of the following shall constitute an event of default under this Note ("Event of Default"):

                  (a). A default in the payment of any sum due under this Note.

                  (b). A default in the performance of any of the covenants, conditions or terms of the Loan Agreement, or any other agreement or document executed by Borrower or any other person for the benefit of Lender or any holder in connection with the Loan (collectively with the Loan Agreement the "Loan Documents").

         2.2. Remedies. Upon the occurrence of an Event of Default, in addition to all other rights and remedies available to Lender under the Loan Documents and applicable law, Lender shall have the following rights and remedies:

                  (a). Acceleration. Lender, in Lender's sole discretion and without notice or demand, may declare the entire principal balance outstanding under this Note, plus accrued interest and all other sums owed under this Note, immediately due and payable; reference is made to the Loan Documents for further and additional rights on the part of Lender to declare the entire balance outstanding under this Note, plus accrued interest and all other sums owed under this Note, immediately due and payable.

                  (b). Default Interest Rate. Lender, in Lender's sole discretion and without notice or demand, may raise the rate of interest accruing on the principal balance outstanding under this Note to the highest rate allowed by applicable law, independent of whether the Lender elects to accelerate the principal balance outstanding under this Note.

         2.3. Expenses of Collection and Attorneys' Fees. If this Note is referred to an attorney for collection, whether or not suit has been filed, Borrower shall pay all of Lender's costs, fees and expenses, including reasonable attorneys' fees, resulting from such referral.

3.       MISCELLANEOUS

         3.1. Assignability. This Note may be assigned by Lender or any holder at any time or from time to time. This Note shall inure to the benefit of and be enforceable by Lender and Lender's successors and assigns and any other person to whom Lender or any holder may grant an interest in Borrower's obligations under this Note, and shall be binding and enforceable against Borrower and Borrower's personal representatives, successors and assigns.

         3.2. Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument even if this Note would not qualify under applicable law, absent this Section, as a negotiable instrument.

         3.3. Joint and Several Liability. All liabilities under this Note shall be joint and several.

         3.4. Choice of Law. This Note shall be governed by the laws of the State of Florida (excluding principals of conflicts of law). The parties agree that for choice of law purposes this Note shall be deemed entered into and performed in the State of Florida.

         3.5. Unconditional Obligations. Borrower's obligations under this Note shall be the absolute and unconditional duty and obligation of Borrower and shall be independent of any rights of set-off, recoupment or counterclaim which Borrower might otherwise have against the holder of this Note, and Borrower shall pay absolutely the payments of principal, interest, fees and expenses required under this Note, free of any deductions and without abatement, diminution or set-off.

         3.6. Tense; Gender; Section Headings. In this Note, the singular includes the plural and vice versa; and each reference to any gender also applies to any other gender. The section headings are for convenience only and are not part of this Note.

         3.7. Time. Time is of the essence of this Note.

4.       CONSENTS AND WAIVERS

         4.1. Waiver of Presentment, Etc. Borrower waives presentment, notice of dishonor and protest.

         4.2. Consent to Extensions, Etc. From time to time, without affecting any of the obligations of Borrower under this Note, without giving notice to or obtaining the consent of Borrower, and without liability on the part of Lender, Lender may, at Lender's option, extend the maturity of this Note, or any payment due under this Note, reduce the amount of any payments under this Note, release anyone liable on any amount due under this Note, accept a renewal of this Note, modify the terms of payment of any amounts due under this Note, join in any extension or subordination agreement, release any security for the Note, or take or release any other or additional security.

         4.3. Jury Trial Waiver. Borrower and Lender (by acceptance of this
Note) jointly waive trial by jury in any action or proceeding to which Borrower and any holder of this Note may be parties, arising out of or in any way pertaining to this Note or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by Borrower, and Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.

         IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first written above.

                                    BORROWER:

                                    Sign Media Systems, Inc.


                                    By:  /s/Antonio F. Uccello, III (SEAL)
                                    Antonio F. Uccello, III
                                    Treasurer
                                    Chief Financial Officer

                           LOAN AND SECRUITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT is made this 3rd day of January, 2003 by and between Sign Media Systems, Inc., a Florida corporation ("Borrower"), and Olympus Leasing Company, a Florida corporation ("Lender").

Recitals

         Borrower is engaged in the business of advertising and custom signage. Borrower has requested certain credit accommodations from Lender, consisting of a revolving line of credit in the maximum principal amount of One Million and No/100 Dollars ($1,000,000) ("Loan"), the proceeds of which will be used as working capital. Lender has agreed to make the Loan upon and subject to the terms, conditions, and provisions of this Loan Agreement.

Agreements

         NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1.       DEFINITIONS AND GENERAL RULES OF CONSTRUCTION

         1.1. Definitions. In this Agreement, all defined terms shall be capitalized and shall have the meanings given on Exhibit A attached hereto and made a part of this Agreement.

         1.2. Tense; Gender; Section Headings. In this Agreement, the singular includes the plural and vice versa. Each reference to any gender also applies to any other gender. The section headings are for convenience only and are not part of this Agreement.

2.       ADVANCE PROCEDURES

         2.1. Procedure for Advances of Loan Proceeds. Subject to compliance by Borrower with all of the terms, provisions, and conditions of this Agreement and the fulfillment of the conditions to advances set forth in Section 3.1 of this Agreement, Lender shall advance the Loan Proceeds to Borrower in several advances in accordance with the following procedures:

                  (a) Requisition. At least two (2) banking days before the date on which Borrower desire an advance, Borrower shall submit to Lender a requisition for an advance of Loan Proceeds.

                  (b) Limitations. Notwithstanding the foregoing, Lender shall not be required to advance Loan Proceeds more than bi-weekly.

         2.2. Liability of Lender. Lender shall not be responsible or liable to any person other than Borrower for the advance of the Loan Proceeds and no third party, shall have any right or claim against Lender under this Agreement because of the administration thereof.

         2.3. Not Assignable. The Loan Proceeds shall not be assignable by Borrower nor subject to the process of any court upon legal action by or against Borrower or by or against anyone claiming under or through Borrower.

3.       CONDITIONS TO ADVANCES

         3.1. Conditions to all Advances. Lender shall not make any advance until and unless all of the following conditions precedent shall have been and shall continue to be fully satisfied:

                  (a) Loan Documents. Lender has received all of the documents, instruments, and agreements required by Lender in connection with the Loan, including without limitation this Agreement and the Note.

                  (b) Requisition. Borrower shall have delivered to Lender a requisition meeting the requirements of Section 2.1 of this Agreement.

                  (c) No Event of Default. No Event of Default, or event which upon notice or the lapse of time, or both, would constitute an Event of Default, shall have occurred.

         3.2. Conditions for Benefit of Lender. All conditions to the making of advances are imposed solely and exclusively for the benefit of Lender, and no person other than Lender and its agents shall have standing to require satisfaction of such conditions, or be entitled to assume that Lender will or will not make advances in the absence of strict compliance with such conditions.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Representations and Warranties. Borrower represents and warrants to Lender as follows:

                  (a) Organization and Authority. Sign Media Systems, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and authorized to carry out business as a corporation in the State of Florida. Borrower has the power and authority to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement and the other Loan Documents executed and delivered by it.

                  (b) Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened against Borrower at law or in equity or before or by any governmental authority except actions, suits, and proceedings against Borrower fully covered by insurance or which, if adversely determined, would not substantially impair the ability of Borrower to pay when due the Liabilities and all other amounts which may become payable under the provisions of the Loan Documents. To Borrower's knowledge, neither Borrower nor any guarantor of the Loan is in default with respect to any order, writ, injunction, decree, or demand of any court or any governmental authority.

                  (c) No Breach of Other Agreements. The consummation of the transactions contemplated by this Agreement and the performance of this Agreement and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, or any other instrument to which either Borrower is a party or by which Borrower may be bound or affected.


         4.2. Continuing Nature of Representations and Warranties. Each requisition shall constitute an affirmation that the representations and warranties of Borrower set forth in Section 4.1 of this Agreement are true and correct as of the date of the requisition.

5.       COVENANTS

         5.1. Safeguards as to Application of Funds. At any time reasonably requested by Lender, whether or not Borrower is requesting an advance of Loan Proceeds, Borrower shall submit to Lender any of the items listed as conditions to advances or withdrawals in Section 3 of this Agreement, all of which shall be in form and substance satisfactory to Lender.

         5.2. Books and Records. Borrower shall keep adequate records and books of account with respect to its business in accordance with generally accepted accounting principles consistently applied, and shall permit the Lender, and its agents, accountants, and attorneys, to examine such records and books of account and to discuss the affairs, finances, and accounts pertaining thereto with representatives and agents of Borrower at such times as may be requested by Lender.

         5.3. Reporting Requirements. Borrower shall submit to Lender: (a) within 90 calendar days after the end of each calendar year, annual financial statements of Borrower (including balance sheet, income statement, statement of contingent liabilities and cash flow analysis), in form and substance acceptable to Lender; (b) within 30 calendar days after the end of each quarter, quarterly financial statements of Borrower (including balance sheet, income statement, statement of contingent liabilities and cash flow analysis), in form and substance acceptable to Lender; (c) within 30 calendar days after filing, copies of all federal and state income tax returns of Borrower; and (d) such other information as Lender may request in Lender's sole discretion. Lender shall have the right, in Lender's sole discretion, to require that all annual financial statements be audited by an independent certified public accountant. The costs of submitting all financial statements and other reports required by this Section shall be paid by Guarantor.

         5.4. Organization. Borrower shall remain a corporation duly organized and existing in good standing under the laws of the State of Florida.

         5.5. Compliance with Laws. Borrower shall comply with all laws governmental regulations necessary for it to carry on its business.

         5.6. Litigation. Borrower shall promptly notify Lender of any action or prospective claim or litigation, including tax deficiencies and other governmental regulatory proceedings, which may be threatened or asserted against Borrower which would materially affect the Borrower's business.

         5.7. Performance Under Other Loan Documents. Borrower shall fulfill all conditions and perform all of the terms and conditions of this Agreement and the other Loan Documents.

         5.8. Indemnification. Borrower shall defend, indemnify, and hold harmless Lender from claims which may be asserted by reason of or in connection with the transactions contemplated by this Agreement.

         5.9. Further Assurances and Corrective Instruments. Borrower, upon request by Lender from time to time, shall execute and deliver, or cause to be executed and delivered, such supplements to this Agreement and such further instruments as may be required by Lender for carrying out the intention of the parties to, or facilitating the performance of, this Agreement. If Borrower fails to execute any such document within 10 calendar days after a request by Lender, Borrower hereby appoints Lender or any officer of Lender as Borrower's attorney in fact for purposes of executing such document in Borrower's name, which power of attorney is coupled with an interest and irrevocable.

6.       CREATION OF SECURITY INTEREST

         6.1. Grant of Security Interest. Borrower grants and pledges to Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Liabilities and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. This security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof, in each case, to the extent that a security interest in such Collateral can be perfected by the filing of a financing statement or, in the case of Collateral consisting of instruments, documents, chattel paper or certificated securities, to the extent that Lender takes possession of such Collateral. Notwithstanding termination of this Agreement, Lender's lien on the Collateral shall remain in effect for so long as any Liabilities remain unsatisfied.

         6.2. Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Lender, at the request of Lender, all Collateral, all financing statements and other documents or instruments that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue perfected Lender's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

         6.3. Right to Inspect. Lender (through any of it officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's books and records and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

         6.4. Lender's Power of Attorney. Borrower hereby appoints Lender or any officer of Lender as Borrower's attorney in fact with full power of substitution for purposes of executing and endorsing such documents and instruments, including Consumer Installment Loan Documents, in Borrower's name, as may be necessary to perfect Lender's security interest in the Collateral and to effect the sale of the Collateral as hereinafter provided, which power of attorney is coupled with an interest and irrevocable.

7.       DEFAULT AND REMEDIES

         7.1. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement and under the other Loan Documents:

                  (a) Failure to Pay. Borrower fails to pay when due any of the Liabilities.

                  (b) Failure to Perform. Borrower fails to perform or observe any covenant or agreement contained in this Agreement.

                  (c) Default Under Other Loan Documents. An event of default (as defined therein) occurs under any of the other Loan Documents.

                  (d) Failure of Representation or Warranty. Any representation or warranty made by Borrower in this Agreement proves to have been incorrect in any material respect.

                  (e) Impairment of Collateral. There is any condition or situation which, in the discretion of Lender, constitutes a danger to or impairment of Lender's security interest.

         7.2. Remedies of Lender. Upon the occurrence of any Event of Default, in addition to all other rights and remedies available to Lender under the Loan Documents and applicable law, Lender shall have the following rights and remedies:

                  (a) Acceleration. Lender may declare the Note and all other Liabilities to be immediately due and payable.

                  (b) No Further Advances or Withdrawals. Lender may refuse to make any further advance of Loan Proceeds.

                  (c) Restriction on Advances. Lender may restrict advances of Loan Proceeds to such amounts and for such purposes as Lender deems appropriate under the circumstances then prevailing.

                  (d) Protect Security Interest. Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Borrower authorizes Lender to enter the premises where Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Lender a license to enter such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise.

                  (e) Lender May Prepare Collateral for Sale. Lender may ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and advertise for sale, the Collateral.

                  (f) Lender May Sell Collateral. Lender may sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines is commercially reasonable, and apply the proceeds thereof to the Liabilities in whatever manner or order Lender deems appropriate.

                  (g) Lender May Credit Bid. Lender may credit bid and purchase at any public sale, or at any private sale as permitted by law.

                  (h) Payment of Deficiency by Borrower. Any deficiency that exists after disposition of the Collateral as provided herein will be paid immediately by Borrower.

                  (i) Other. Lender may pursue such other remedies provided for in the Loan Documents or permitted by law, which Lender may deem appropriate, it being specifically understood and agreed that any remedies may be exercised in the alternative or cumulatively in the sole discretion of Lender.

8.       MISCELLANEOUS

         8.1. Notices. All notices, demands, requests and other communications required under the Loan Documents shall be in writing and shall be deemed to have been properly given if sent by hand delivery, Federal Express (or similar overnight courier service), or by United States certified mail (return receipt requested), postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:

         If to Lender:     Olympus Leasing Company
                           4744 Spinnaker Drive
                           Bradenton, FL 34208

         If to Borrower:   Sign Media Systems, Inc.
                           2100 19th Street
                           Sarasota, FL  34234

         Notice shall be deemed given as of the date of hand delivery, as of the date specified for delivery if by overnight courier service or as of 2 calendar days after the date of mailing, as the case may be.

         8.2. No Waiver. No failure by Lender to exercise and no delay in exercising any right, power, privilege, or discretion under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, privilege, or discretion under this Agreement preclude any other or further exercise thereof; nor shall any waiver thereof be effective unless in writing and signed by the party waiving the same.

         8.3. Liability of Lender. Lender, by the acceptance and performance of this Agreement, does not assume any liability, and Borrower hereby releases Lender and any of its individual agents or employees from any such liability, and no claim shall be made by Borrower upon Lender or such employees or agents for or on account of any matter or thing in excess of the balance of the Loan Proceeds not yet advanced to Borrower.

         8.4. Survival of Agreements. All agreements, covenants, representations, and warranties of Borrower made in this Agreement shall survive the making of the advances of Loan Proceeds under this Agreement.

         8.5. Successors. This Agreement shall be binding upon and inure to the benefit of Borrower, its heirs, personal representatives, successors, and those assigns approved in writing by Lender, and upon and to Lender, its successors and assigns.

         8.6. Applicable Law. This Agreement is made, executed, and delivered in the State of Florida, and Florida law (excluding principles of conflict of law) shall govern its interpretation, performance, and enforcement.

         8.7. Assignment not Effective. Any attempted assignment or transfer of Borrower's rights under this Agreement without the prior written consent of Lender shall be void.

         8.8. Obligations of Borrower. Borrower's obligations and representations under this Agreement shall be in addition to all obligations, covenants, and representations made by or on behalf of Borrower in all other documents delivered in connection with the Loan and the transactions contemplated hereby.

         8.9. Time. Time is of the essence of all of Borrower's obligations under this Agreement.

         8.10. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original document but, when taken together, shall constitute one Agreement.

         8.11. Ambiguity; Drafting. All parties to this Agreement acknowledge that they equally participated in the drafting of this Agreement and that if a court of law were to find an ambiguity in the language of this Agreement, such ambiguity shall not be held against any party hereto.

9.       CONSENTS AND WAIVERS

         9.1. Consent to Jurisdiction. Borrower consents to the exclusive jurisdiction of any and all state and federal courts in the State of Florida with jurisdiction over Borrower and Borrower's assets. Borrower agrees that such assets shall be used first to satisfy all claims of creditors organized or domiciled in the United States of America, and that no assets of Borrower in the United States of America shall be considered part of any foreign bankruptcy estate. Borrower agrees that any controversy arising under or in relation to the Note, this Agreement or any of the other Loan Documents shall be litigated exclusively in the State of Florida, and if an action is brought in a state court, it shall be brought in Sarasota County, Florida. The state and federal courts and authorities with jurisdiction in the State of Florida shall have exclusive jurisdiction over all controversies which may arise under or in relation to the Note and any security for the debt evidenced by the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement or compliance with the Note, this Agreement or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, this Agreement or any other Loan Document, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. This Agreement is made and entered into in the State of Florida.

         9.2. Participation/Release of Information. Lender may sell or assign the Loan or participation interests or other interests in the Loan. Borrower hereby grants Lender its unlimited and unconditional consent to the disclosure and dissemination of financial records, including without limitation loan application and account information, statements of deposit and share accounts, negotiable instruments, individual, corporate and partnership financial statements, credit references and histories, pro forma assumptions, profit and loss statements, resumes, accounting reports, balance sheets, and other financial information provided to Lender by or on behalf of Borrower, for such purposes. Borrower further releases, acquits and forever discharges Lender and its agents from all liability, claims, actions, or causes of action for disclosure of confidential financial records under any applicable federal or state statute or common law made in accordance with the provisions of this Section.

         9.3. Waiver of Jury Trial. Borrower and Lender jointly waive trial by jury in any action or proceeding to which Borrower and Lender may be parties, arising out of or in any way pertaining to this Agreement or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by Borrower, and Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.

         IN WITNESS WHEREOF, Borrower and Lender hereto have caused this Agreement to be executed under seal as of the date first above written.

                             BORROWER:
                             Sign Media Systems, Inc.

                             By:  /s/  Antonio F. Uccello, III (SEAL)
                             -----------------------------------
                             Antonio F. Uccello, III
                             Treasurer, Chief Financial Officer



                             LENDER:
                             Olympus Leasing Company

                             By: /s/Antonio f. Uccello, III (SEAL)
                             Antonio F. Uccello, III
                             President

                                    EXHIBIT A

Agreement means this Loan and Security Agreement, as it may be amended, restated, extended, or consolidated from time to time.

Borrower means Sign Media Systems, Inc., a Florida corporation.

Collateral means all of the assets of Borrower, including all accounts receivable, and all of the assets of Borrower, Inc.
hereinafter acquired.

Event of Default means any of the events described in Section 7.1 of this Agreement.

Lender means Olympus Leasing Company, a Florida corporation.

Liabilities means the obligation of Borrower to pay: (a) the unpaid principal amount of the Note, plus all accrued and unpaid interest thereon; and (b) all other charges, interest, and expenses chargeable by Lender to Borrower under the Note, this Agreement, the Security Agreement and the other Loan Documents.

Loan means the loan made by Lender to Borrower pursuant to this Agreement in the maximum principal amount of $1,000,000.

Loan Documents means, collectively, the Note, this Agreement, and all other documents which Borrower or any third party or parties has executed and delivered, or may hereafter execute and deliver, in connection with the Loan.

Loan Proceeds means the funds advanced and re-advanced by Lender to Borrower from time to time as proceeds of the Loan.

Note means the promissory note of even date herewith in the principal amount of $1,000,000 made by Borrower to the order of Lender, as it may be amended, restated, extended, consolidated or increased from time to time.